UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __ )

Filed by Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NETGEAR, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

☑	No fee required
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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See the reverse side of this notice to obtain  proxy materials and voting instructions.  You are receiving this communication because you hold  shares in the above named company.  This is not a ballot. You cannot use this notice to vote  these shares. This communication presents only an  overview of the more complete proxy materials that are  available to you on the Internet. You may view the proxy  materials online at www.proxyvote.com or easily request a  paper copy (see reverse side).  We encourage you to access and review all of the important  information contained in the proxy materials before voting.  Meeting Information  Meeting Type: <mtgtype>  For holders as of: <recdate>  Date: Time: <mtgtime>  Location:  *** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on <mtgdate>.  0000463534_1 R1.0.1.18  NETGEAR, INC. Annual Meeting  May 28, 2020  May 28, 2020 10:00 AM PDT  March 30, 2020  Meeting live via the Internet - please visit  www.virtualshareholdermeeting.com/NTGR2020

How To Vote  Please Choose One of the Following Voting Methods  Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do  so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the  appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the  possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any  special requirements for meeting attendance.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.  Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  .  .  0000463534_2 R1.0.1.18  1. Form 10-K 2. Notice & Proxy Statement  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery.

Voting items  0000463534_3 R1.0.1.18  The Board of Directors recommends  you vote FOR the following  proposal(s):  1. Election of Directors  Nominees  1A Patrick C.S. Lo  1B Laura J. Durr  1C Jef T. Graham  1D Bradley L. Maiorino  1E Janice M. Roberts  1F Gregory J. Rossmann  1G Barbara V. Scherer  1H Thomas H. Waechter  The Board of Directors recommends  you vote FOR the following  proposal(s):  2 Proposal to ratify the appointment  of PricewaterhouseCoopers LLP as  our independent registered public  accounting firm for the fiscal year  ending December 31, 2020.  3 Proposal to approve, on a  non-binding advisory basis, a  resolution approving the  compensation of our Named Executive  Officers in the Proxy Statement.  4 Proposal to approve an amendment to  the NETGEAR, Inc. 2016 Equity  Incentive Plan.  The Board of Directors recommends  you vote AGAINST the following  proposal(s):  5 Stockholder proposal regarding  right of stockholders to act by  written consent.

Voting Instructions  Voting items Continued  0000463534_4 R1.0.1.18  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.